UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021

BORGWARNER INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.80% Senior Notes due 2022	BWA22	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders.
The Annual Meeting of the Stockholders of BorgWarner Inc. (the “Company” or “BorgWarner”) was held on Wednesday, April 28, 2021. Matters submitted to stockholders at the meeting and the voting results thereof were as follows:

(a) Election of Nelda J. Connors, Dennis C. Cuneo, David S. Haffner, Michael S. Hanley, Frédéric B. Lissalde, Paul A. Mascarenas, Shaun E. McAlmont, Deborah D. McWhinney, and Alexis P. Michas to the Board of Directors:

	For	Against	Abstention	Broker Non-Votes
Connors	201,536,129	2,353,230	314,430	9,211,110
Cuneo	191,883,901	11,999,611	320,277	9,211,110
Haffner	202,234,390	1,500,638	468,761	9,211,110
Hanley	202,647,824	1,235,015	320,950	9,211,110
Lissalde	203,364,882	502,822	336,085	9,211,110
Mascarenas	195,620,700	8,261,908	321,181	9,211,110
McAlmont	202,736,325	1,142,387	325,077	9,211,110
McWhinney	202,846,187	1,042,952	314,650	9,211,110
Michas	196,218,259	7,671,618	313,912	9,211,110

(b) Approval, on an advisory basis, of the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
192,736,772	11,084,064	382,953	9,211,110

(c) Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2021:

For	Against	Abstain
206,200,649	6,926,283	287,967

(d) Stockholder proposal to enable 10% of shares to request a record date to initiate stockholder action by written consent:

For	Against	Abstain	Broker Non-Votes
101,932,787	101,653,110	617,892	9,211,110

Item 7.01     Regulation FD Disclosures.

On April 28, 2021, the Board of Directors of the Company declared a quarterly cash dividend of $0.17 per share of the Company's common stock. The dividend is payable on June 15, 2021 to stockholders of record on June 1, 2021.

On April 29, 2021, the Company issued the press release attached as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description
99.1	Press Release dated April 29, 2021
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: April 29, 2021	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary